STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (“Agreement”) is made as of the 24th day of August, 2017, by and among Geo Point Resources, Inc., a Nevada corporation (the “Company”); and Capital Vario CR, S.A., a Costa Rican company (the “Capital Vario”).

RECITALS

A.

The Company desires to sell to Capital Vario 8,647,796 shares of the Company’s common stock (the “Shares”), which Shares will represent approximately 86.47% of the issued and outstanding shares of the Company’s common stock at the Closing (as defined below) of this Agreement.

B.

Capital Vario desires to purchase the Company’s Shares in exchange for full payment of debt of the Company owed to Capital Vario for advances made to the Company under a Commercial Credit Line Agreement dated January 1, 2013, and as extended on January 1, 2014 (respectively, the “Capital Vario Obligations” and the “Capital Vario Debt Agreements”).

AGREEMENT

In consideration of the mutual agreements contained herein, the parties hereby agree as follows:

1.

PURCHASE AND SALE OF SHARES.

1.1

Purchase and Sale of Shares.  In reliance upon the representations and warranties contained herein and subject to the terms and conditions set forth herein, at Closing, the Company shall sell, assign, transfer, convey and deliver to Capital Vario, and Capital Vario shall purchase from the Company, good and marketable title to the Company’s Shares, free and clear of all mortgages, Liens (as hereinafter defined), encumbrances, claims, equities and obligations to other persons of every kind and character.

1.2

Consideration.

The consideration for the Shares shall be the payment and full satisfaction of all outstanding Capital Vario Obligations of any kind or nature whatsoever of the Company to Capital Vario under the Capital Vario Debt Agreements, amounting to $500,000 on the Closing Date (as defined below) (the “Purchase Price”).

2.

CLOSING.

2.1

Date and Time.  The Closing of the sale of Shares contemplated by this Agreement (the “Closing”) shall take place as promptly as practicable, but no later than two (2) business days following the satisfaction or waiver of the conditions set forth in Section 6, at such place as the Company and Capital Vario shall agree in writing, or via facsimile and/or email.  The date on which the Closing actually occurs shall be the “Closing Date.”

2.2

Deliveries by Company.  At the Closing, the Company shall deliver to Capital Vario a certificate or certificates registered in the name of Capital Vario.

2.3

Deliveries by Capital Vario.

At the Closing, Capital Vario shall deliver a release of all Capital Vario Obligations of the Company, without qualification or otherwise.

3.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

As a material inducement to Capital Vario to enter into this Agreement and to purchase the Shares, the Company represents and warrants that the following statements are true and correct in all material respects as of the date hereof and will be true and correct in all material respects at Closing, except as expressly qualified or modified herein.

3.1

Organization and Good Standing.  The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and has full corporate power and authority to enter into and perform its obligations under this Agreement, and to own its properties and to carry on its business as presently conducted and as proposed to be conducted.  The Company is duly qualified to do business as a foreign corporation in every jurisdiction in which the failure to so qualify would have a material adverse effect upon the Company.

3.2

Capitalization.  The Company is authorized to issue an aggregate total of 110,000,000 shares, comprised of 10,000,000 shares of $0.001 par value preferred stock, none of which are issued or outstanding; and 100,000,000 shares of $0.001 par value common stock, of which, as of the date hereof and the Closing, 1,002,204 shares are issued and outstanding.  All outstanding shares of common stock have been duly authorized and validly issued, and are fully paid, non-assessable, and free of any preemptive rights.  There are no options, warrants or other derivative securities issued and outstanding to purchase shares of the Company common stock. There is no right of first refusal, co-sale right, right of participation, right of first offer, registration right option or other restriction on transfer applicable to any shares of the Company common stock.

3.3

Validity of Transactions.  The Company has the requisite power to enter into this Agreement, to sell the Shares hereunder, and to carry out and perform its obligations under the terms of this Agreement.  This Agreement has been duly authorized by the Company, and, upon due execution and delivery by the Company, this Agreement and the documents contemplated hereby will be valid and binding agreements of the Company.

3.4

Valid Issuance of Shares.

(a)

The Company owns all of the legal and beneficial interests in the Shares, free and clear of any pledge, security interest, Liens, encumbrance, restriction, claim or other charge of any kind, and at the Closing, Capital Vario shall receive title to the Shares, free and clear of any pledge, Lien, encumbrance, restriction, claim or other charge of any kind.  Except for any restrictions imposed by applicable United States and states of the United States securities laws, rules and regulations, there is no right of first refusal, co-sale right, right of participation, right of first offer, registration right option or other restriction on transfer applicable to the Shares.

(b)

For purposes of this Agreement, “Liens” means, collectively, any mortgages, liens, security interests, claims, pledges, licenses, equities, options, conditional sales contracts, assessments, levies, easements, covenants, reservations, restrictions, rights of way, exceptions, limitations, charges, liabilities, or encumbrances of any nature whatsoever.

3.5

No Violation/Consents.  The execution, delivery and performance of this Agreement will not violate any law or any order of any court or government agency applicable to the Company, as the case may be, or the Articles of Incorporation or Bylaws of the Company, and will not result in any breach of or default under, or, except as expressly provided herein, result in the creation of any encumbrance upon any of the assets of the Company pursuant to the terms of any agreement or instrument by which the Company or any of its assets may be bound.  The execution, delivery and performance by the Company of this Agreement, the other documents contemplated hereby, and the offer and sale of the Shares requires no consent of, action by or in respect of, or filing with, any person, governmental body, agency, or official other than filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws.

3.6

Reporting Company/SEC Reports and Financial Statements.

(a)

The Company’s common stock is registered pursuant to Section 12(g) of the Exchange Act, and the Company has taken no action designed to terminate the registration of its common stock under the Exchange Act nor has the Company received any notification that the United States Securities and Exchange Commission (“SEC”) is contemplating terminating such registration. Except as specifically disclosed in the SEC Reports (as hereinafter defined), the Company has not, in the twelve (12) months preceding the date hereof, received written notice from the principal market on which its common stock is listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such principal market. The Company is in compliance with all listing and maintenance requirements of the principal market on the date hereof.  There are no unanswered comments from the SEC or the Financial Industry Regulatory Authority (“FINRA”).

(b)

The Company has delivered to Capital Vario its Annual Report on Form 10-K for the fiscal year ended March 31, 2017 (filed August 21, 2017 [not timely filed]), along with its Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, September 30 and December 31, 2016, and June 30, 2017 (filed August 21, 2017 [not timely filed]), which were filed with the SEC (collectively, the “SEC Reports”).  The information in the SEC Reports, taken as a whole, is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

3.7

Subsidiaries.  Except as set forth in the SEC Reports, the Company does not own, directly or indirectly, any equity or debt securities of any corporation, partnership, or other entity.

3.8

Litigation.  Except as set forth in the SEC Reports, there are no suits or proceedings (including without limitation, proceedings by or before any arbitrator, government commission, board, bureau or other administrative agency) pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries which, if adversely determined, would have a material adverse effect on the consolidated financial condition, results of operations, prospects or business of the Company, and neither the Company nor any of its subsidiaries are subject to or in default with respect to any order, writ, injunction or decree of any federal, state, local or other governmental department.

3.9

Taxes.  Federal income tax returns and state and local income tax returns for the Company and its subsidiaries have been filed as required by law; all taxes as shown on such returns or on any assessment received subsequent to the filing of such returns have been paid, and there are no pending assessments or adjustments or any income tax payable for which reserves, which are reasonably believed by the Company to be adequate for the payment of any additional taxes that may come due, have not been established.  All other taxes imposed on the Company and its Subsidiaries have been paid and any reports or returns due in connection herewith have been filed.

3.10

Securities Law Compliance.  Assuming the accuracy of the representations and warranties of Purchaser set forth in Section 4 of this Agreement, the offer, issue, sale and delivery of the Shares will constitute an exempted transaction under the United States Securities Act of 1933, as amended (the “Securities Act”), and registration of the Shares thereunder is not required.

3.11

Liabilities. The SEC Reports contain information about the outstanding liabilities of the Company as of their respective dates.  The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles, subject to the limitations outlined in the SEC Reports, specifically, that the Company’s disclosure controls and procedures were not effective to provide reasonable assurance that information the Company is required to disclose in reports that it is required to file or submit under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is recorded, processed, summarized and reported within the time periods specified in the SEC rules, regulations and forms, and that such information is accumulated and communicated to the Company’s management, to allow timely decisions regarding required disclosure.

3.12

No Solicitation or Pending Transactions.  Except for the transactions contemplated by this Agreement, the Company is not a party to or bound by or the subject of any agreement, undertaking, commitment or discussions or negotiations with any person that could result in the sale of any of the Shares.

3.13

Brokers or Finders.  The Company has not incurred, nor shall it incur, directly or indirectly, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement or the transactions contemplated hereby.

4.

REPRESENTATIONS AND WARRANTIES OF CAPITAL VARIO.

As a material inducement to the Company to enter into this Agreement and to issue the Shares, Capital Vario represents and warrants that the following statements are true and correct in all material respects as of the date hereof and will be true and correct in all material respects at Closing, except as expressly qualified or modified herein.

4.1

Legal Power.  Capital Vario has the requisite power to enter into this Agreement, to purchase the Shares hereunder and to carry out and perform its obligations under the terms of this Agreement.

4.2

Due Execution and Ownership of Debt.  This Agreement has been duly authorized and delivered by Capital Vario, and, upon due execution and delivery by Capital Vario, this Agreement will be a valid and binding agreement of Capital Vario.

4.3

Receipt and Review of SEC Reports.  Capital Vario represents that it has received and reviewed the SEC Reports and has been given full and complete access to the Company for the purpose of obtaining such information as Capital Vario or its qualified representatives have reasonably requested in connection with the decision to purchase the Shares.  Capital Vario represents that it has been afforded the opportunity to ask questions of the sole director and the officers of the Company regarding its business prospects and the Shares, all as Capital Vario or Capital Vario’s qualified representatives have found necessary to make an informed investment decision to purchase the Shares.

4.4

Restricted Securities.  Capital Vario has been advised that the Company Shares have not been registered under the Securities Act or any other applicable securities laws, and that the Shares are being offered and sold to Capital Vario pursuant to exemptions from registration with the SEC under the Securities Act contained in Regulation S of the SEC and Section 4(a)(2) of the Securities Act, and SEC Rule 506(b) promulgated thereunder, and that the Company’s reliance upon Regulation S, Section 4(a)(2) and Rule 506(b) is predicated in part on Capital Vario’s representations as contained herein, including, but not limited to:

(a)

Capital Vario is an “accredited investor” as defined under SEC Rule 501 under the Securities Act and a “Non-U.S. Person” as defined in SEC Regulation S.

(b)

Capital Vario acknowledges that the Shares have not been registered under the Securities Act or the securities laws of any state of the United States and are being offered, and will be sold, pursuant to applicable exemptions from such registration for nonpublic offerings and will be issued as “restricted securities” as defined by SEC Rule 144 promulgated pursuant to the Securities Act.

(c)

Capital Vario is acquiring the Shares for its own account, for investment purposes only and not with a view to, or for sale in connection with, a distribution, as that term is used in Section 2(11) of the Securities Act, in a manner which would require registration under the Securities Act or any United States state securities laws.

(d)

Capital Vario understands and acknowledges that the Shares will be represented by one (1) stock certificate that will bear the following legend or a reasonable facsimile thereof:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE.  THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION THEREOF UNDER THE SECURITIES ACT OF 1933 AND/OR THE SECURITIES ACT OF ANY STATE HAVING JURISDICTION OR AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ACTS.

4.5

Restrictions on Resale of Shares.  Capital Vario acknowledges that an investment in the Company Shares is not liquid and is transferable only under limited conditions.  Capital Vario acknowledges that such Shares may be required to be held indefinitely unless they are subsequently registered for resale under the Securities Act or an exemption from such registration is available to Capital Vario.  Capital Vario is aware of the provisions of SEC Rule 144 promulgated under the Securities Act, which permits limited resale of “unregistered securities” or “restricted securities,” subject to the satisfaction of certain conditions.

4.6

Sophistication and Ability to Bear Risk of Loss.  Capital Vario acknowledges that it is able to protect its interests in connection with the acquisition of the Shares and can bear the economic risk of investment in such Shares without producing a material adverse change in Capital Vario’s financial condition.  Capital Vario otherwise has such knowledge and experience in financial or business matters that Capital Vario is capable of evaluating the merits and risks of the investment in the Shares.

4.7        SEC Beneficial Ownership Filing.  Capital Vario will timely file a Schedule 13D with the SEC regarding the change in its beneficial ownership of the Company within ten (10) days of the Closing if the Agreement.

5.

ADDITIONAL COVENANTS

5.1

Conduct of Business.  Except as contemplated by this Agreement, and such other matters, if any, as may be consented to by Capital Vario in writing, which consent shall not be unreasonably withheld or delayed, from the date of this Agreement until the Closing Date, the Company shall conduct or cause to be conducted its business in all material respects in the ordinary course and shall not engage in any material activity or enter into any material transaction outside the ordinary course of business.

5.2

Compliance with Laws.

(a)

From the date of this Agreement until the Closing Date, the Company shall comply with all laws, rules, regulations and orders applicable to the business of the Company.

(b)

The Company shall notify the SEC and the principal market on which its common stock is traded or quoted, if and as applicable, in accordance with their respective rules and regulations, of the transactions contemplated by this Agreement and any related documents, and shall take all necessary action as may be necessary to comply with the United States securities laws (including without limitation the filing of a Current Report on Form 8-K with the SEC describing the terms of this Agreement) and the blue sky laws of any state of the United States, which filings will be made in a timely manner.  These requirements will be at the cost and expense of Capital Vario.

5.3

Fulfillment of Conditions and Covenants.  No party shall take any course of action inconsistent with satisfaction of the requirements or conditions applicable to it set forth in this Agreement.  Each party shall promptly do all such acts and take all such measures as may be appropriate to enable it to perform as promptly and as reasonably possible the obligations herein provided to be performed by it.

5.4

Negative Covenants.  From the date of this Agreement through the Closing Date, neither the Company nor any director or executive officer shall, without the prior written consent of Capital Vario, which consent shall not be unreasonably withheld or delayed, take or cause to be taken any of the following actions:

(a)

amend its articles of incorporation, bylaws or other organizational documents;

(b)

(i) adjust, split, combine or reclassify any of the Company’s outstanding capital stock; declare, set aside or pay any dividends or other distributions (whether payable in cash, property or securities) with respect to its capital stock; (ii) issue, sell or agree to issue or sell any securities or other equity interests, including its capital stock, any rights, options, warrants, or derivative securities, to acquire its capital stock, or securities; (iii) purchase, cancel, retire, redeem or otherwise acquire any of its outstanding capital stock or other securities or other equity interests; (iv) merge or consolidate with, or transfer all or substantially all of its assets to, any other person; (v) liquidate, wind-up or dissolve (or suffer any liquidation or dissolution); or (vi) enter into any contract, agreement, commitment or arrangement with respect to any of the foregoing;

(c)

acquire any corporation, partnership or other business entity or any interest therein (other than interests in joint ventures, joint operation or ownership arrangements or tax partnerships acquired in the ordinary course of business);

(d)

(i) incur any indebtedness for borrowed money; (ii) assume, endorse (other than endorsements of negotiable instruments in the ordinary course of business), guarantee or otherwise become liable or responsible (whether directly, contingently or otherwise) for the liabilities or obligations of any other person; or (iii) enter into any contract, agreement, commitment or arrangement with respect to any of the foregoing;

(e)

knowingly engage in any practice, knowingly take any action or knowingly permit by inaction any of the representations and warranties contained in Section 3 to become untrue; or

(f)

(i) enter into, or otherwise become liable or obligated under or pursuant to: (1) any employee benefit, pension or other plan (whether or not subject to ERISA), (2) any other stock option, stock purchase, incentive or deferred compensation plan or arrangement or other fringe benefit plan, or (3) any consulting, employment, severance, termination or similar agreement with any person; (ii) amend or extend any such plan, arrangement or agreement referred to in clauses (1), (2) or (3) of clause (i); (iii) grant, or otherwise become liable for or obligated to pay, any severance or termination payment, bonus or increase in compensation or benefits to, or forgive any indebtedness of, any employee or consultant of any of the Company; or (iv) enter into any contract, agreement, commitment or arrangement to do any of the foregoing.

6.

CONDITIONS TO CLOSING.

6.1

Conditions to Obligations of Capital Vario.  Capital Vario’s obligation to purchase the Shares at the Closing is subject to the fulfillment, at or prior to such Closing, of all of the following conditions:

(a)

Representations and Warranties True; Performance of Obligations. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects at the Closing with the same force and effect as if they had been made on and as of the Closing Date; and the Company shall have performed all obligations and conditions herein required to be performed by it on or prior to the Closing.

(b)

Proceedings, Documents and Financial Records. All corporate and other proceedings in connection with the transactions contemplated at the Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to Capital Vario and shall be delivered to Capital Vario as soon as practicable following the Closing Date.

(c)

Qualifications, Legal and Investment. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or state of the United States that are required in connection with the lawful sale and issuance of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing.  No stop order or other order enjoining the sale of the Shares shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of Capital Vario, threatened by the SEC, or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction. At the time of the Closing, the sale and issuance of the Shares shall be legally permitted by all laws and regulations to which Capital Vario and the Company are subject.

(d)

Officers’ Certificate.  The Company shall have delivered to counsel for Capital Vario an Officers’ Certificate, in form and substance reasonably satisfactory to counsel for Capital Vario, certifying the following matters to Capital Vario:

(i)

Resolutions of the Company’s Board of Directors, which resolutions shall authorize the execution, delivery and performance of this Agreement, and the other transaction documents to which the Company is a party and which shall authorize the consummation and performance of the transactions contemplated hereby and thereby, to that extent, only;

(ii)

The incumbency of the Company’s officers with specimen signatures of its President and any other officers who will sign this Agreement or any of the other transaction documents in connection herewith and delivered pursuant hereto;

(iii)

Articles of Incorporation of the Company; and

(iv)

By-laws of the Company.

6.2

Conditions to Obligations of the Company.  The Company’s obligation to issue and sell the Shares at the Closing is subject to the fulfillment to the Company’s satisfaction, on or prior to the Closing, of the following conditions:

(a)

Representations and Warranties True. The representations and warranties made by Capital Vario in Section 4 hereof shall be true and correct at the Closing with the same force and effect as if they had been made on and as of the Closing Date.

(b)

Performance of Obligations. Capital Vario shall have performed and complied with all agreements and conditions herein required to be performed or complied with by it on or before the Closing, and Capital Vario shall, by its execution and delivery of this Agreement, acknowledge that all Capital Vario Obligations of the Company to Capital Vario whatsoever and without qualification or otherwise are fully paid, compromised, settled and extinguished, whether arising under the Capital Vario Debt Agreements or otherwise, in full payment of the Purchase Price of the Shares.

(c)

Qualifications, Legal and Investment. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or any state of the United States that are required in connection with the lawful sale and issuance of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing.  No stop order or other order enjoining the sale of the Shares shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC, or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction. At the time of the Closing, the sale and issuance of the Shares shall be legally permitted by all laws and regulations to which Capital Vario and the Company are subject.

(d)

Officers’ Certificate.  Capital Vario shall have delivered to counsel for the Company an Officers’ Certificate, in form and substance reasonably satisfactory to counsel for the Company, certifying the following matters to the Company:

(i)

Resolutions of Capital Vario’s Board of Directors, which resolutions shall authorize the execution, delivery and performance of this Agreement, and the other transaction documents to which Capital Vario is a party and which shall authorize the consummation and performance of the transactions contemplated hereby and thereby, to that extent, only;

(ii)

The incumbency of Capital Vario’s officers, with specimen signatures of its President and any other officers who will sign this Agreement or any of the other transaction documents in connection herewith and delivered pursuant hereto; and

(iii)

Articles of Incorporation of Capital Vario.

6.3

Termination.  In the event that the Closing shall not have occurred on or before twenty (20) business days from the date hereof due to a failure to satisfy the conditions set forth in Sections 6.1 and 6.2 above (and the non-breaching party’s failure to waive such unsatisfied conditions), the non-breaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party.

7.

MISCELLANEOUS.

7.1

Governing Law.  This Agreement shall be governed and construed in accordance with the internal laws of Nevada without giving effect to the conflict of laws provisions thereof; and any legal action or proceeding between the parties with respect to this Agreement or otherwise pertaining to the matters covered hereby shall only be instituted in the United States federal and state courts situated in the State of Nevada, unless otherwise agreed in writing by the parties.

7.2

Survival.  All of the representations and warranties made herein shall survive the execution and delivery of this Agreement.  All covenants and indemnities made herein shall survive in perpetuity, unless otherwise provided in this Agreement.

7.3

Successors and Assigns.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

7.4

Entire Agreement.  This Agreement and the other documents delivered pursuant hereto and thereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof.  No party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein, and the parties hereto each acknowledge and agree that they have relied on their own judgment in connection with the execution of this Agreement.  Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities or obligations of the parties hereuunder or by reason of this Agreement, except as expressly provided herein.

7.5

Severability.  In case any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

7.6

Amendment and Waiver.  Except as otherwise provided herein, any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and Capital Vario. Any amendment or waiver effected in accordance with this Section shall be binding upon each future holder of any security purchased under this Agreement (including securities into which such securities have been converted) and the Company.

7.7

Notices.  All notices and other communications required or permitted hereunder shall be in writing and shall be effective when delivered personally, or sent by telex, facsimile, email or telecopier (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or when received by the addressee, if sent by Express Mail, federal Express or other express delivery service (receipt requested) in each case to the appropriate address set forth below:

If to the Company:

Geo Point Resources, Inc.

1421 E. Pomona Street

Santa Ana, California 92705

Email: bill@geopointtech.com

With a copy to:

Leonard W. Burningham, Esq.

2150 South 1300 East, Suite 500

Salt Lake City, Utah 84106

Email: lwb@burninglaw.com

If to Capital Vario:

Arcelio Hernandez, Esq.

Aves. 2 and 6, Calle N. 233

San Jose, Costa Rica

Email: thankyoulawyer@gmail.com

With a copy to:

Ruslan Kuanyshev

050010, Karmysova Str. 86a

Almaty, Kazakhstan

Email: mail2ruslan@gmail.com

7.8

Third Party Beneficiaries.  Nothing in this Agreement will confer any third party beneficiary or other rights upon any person (specifically including any employees of the Company) or any entity that is not a party to this Agreement.

7.9

Certain Expenses.  Each party shall be responsible for their own costs and expenses.  In the event that legal proceedings are commenced by any party to this Agreement against another party to this Agreement in connection with this Agreement or the other transaction documents, the party or parties which do not prevail in such proceedings shall severally, but not jointly, pay their pro rata share of the reasonable attorneys’ fees and other reasonable out-of-pocket costs and expenses incurred by the prevailing party in such proceedings.

7.10

Independent Counsel.  The parties agree that they have carefully read the terms and conditions of this Agreement, that they know and understand the contents and effect of this Agreement and that the legal effect of this Agreement has been fully explained to its satisfaction by counsel of its own choosing or that such party has waived its right to independent counsel.

7.11

Titles and Subtitles.  The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first set forth above.

GEO POINT RESOURCES, INC.

Date: August 24, 2017.

By /s/ William Lachmar

     William Lachmar, President

CAPITAL VARIO CR, S.A.

Date: August 24, 2017.

By /s/ Arcelio Hernandez, Esq.

     Arcelio Hernandez, Esq.

     President